As filed with the Securities and Exchange Commission on October 26, 2006
Registration No. 333-135674-01

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 2
to
FORM S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PHI, INC.
and the Registrant Guarantors*
(Exact Name of Registrant as Specified in Its Charter)

Louisiana	4522	72-0395707
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Michael J. McCann Chief Financial Officer, Treasurer and Secretary
2001 S.E. Evangeline Thruway Lafayette, Louisiana 70508 (337) 235-2452 (Address, including zip code, and telephone number including area code, of registrant’s principal executive offices)	2001 S.E. Evangeline Thruway Lafayette, Louisiana 70508 (337) 235-2452 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Jennifer De la Rosa
Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana, 44th Floor
Houston, Texas 77002-5200
(713) 220-5800

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

	Amount	Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	to be	Offering	Aggregate	Registration
Securities to be Registered	Registered(1)	Price Per Unit(1)	Offering Price(1)	Fee(1)

Senior Notes due 2013	$200,000,000	100%	$200,000,000	$21,400

Guarantees of Senior Notes due 2013(2)	—	—	—	—(3)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933.

(2)	Each of the subsidiaries of PHI, Inc. that is listed on the Table of Additional Registrant Guarantors on the following page has guaranteed the notes being registered hereby.

(3)	No separate consideration will be received for the Guarantees and, therefore, no additional registration fee is required.

*	Includes certain subsidiaries of PHI, Inc. identified on the following page.

     The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

	State or Other		Primary Standard
	Jurisdiction of	I.R.S. Employer	Industrial
	Incorporation or	Identification	Classification Code
Exact Name of Registrant Guarantor(1)	Organization	Number	Number

International Helicopter Transport, Inc.	Louisiana	72-0542540	4522
PHI Tech Services, Inc.	Louisiana	72-0835089	4522
Air Evac Services, Inc.	Louisiana	72-1404705	4522
PHI Air Medical, Inc.	Louisiana	72-1404703	4522
Petroleum Helicopters International, Inc.	Louisiana	72-1443677	4522
Helicopter Management, L.L.C.	Louisiana	03-0397562	4522
Helicopter Leasing, L.L.C.	Louisiana	03-0397710	4522
HELEX, L.L.C.	Florida	43-1991751	4522
Sky Leasing, L.L.C.	Montana	61-1462015	4522

(1)	The address and telephone number for each Registrant Guarantor is 2001 S.E. Evangeline Thruway, Lafayette, Louisiana 70508, (337) 235-2452.

Part II

Information not required in prospectus

ITEM 20.	INDEMNIFICATION OF DIRECTORS AND OFFICERS
The Louisiana Business Corporation Law (the “LBCL”), Section 83, gives Louisiana corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers; subject to specific conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified; and authorizes Louisiana corporations to buy directors’ and officers’ liability insurance. Such indemnification is not exclusive of any other rights to which those indemnified may be entitled under any by-laws, agreement, authorization of shareholders or otherwise.
Our Articles of Incorporation confirm the authority of the Board of Directors to (i) adopt by-laws or resolutions providing for indemnification of directors, officers and other persons to the fullest extent permitted by law, (ii) enter into contracts with directors and officers providing for indemnification to the fullest extent permitted by law, and (iii) exercise its powers to procure directors’ and officers’ liability insurance. The Articles of Incorporation also provide that any amendment or repeal of any by-law or resolution relating to indemnification would not adversely affect any person’s entitlement to indemnification whose claim results from conduct occurring prior to the date of such amendment or repeal.
Our by-laws expressly provide the indemnification of directors, officers and employees to the fullest extent permitted by law against any costs incurred by any such person in connection with any threatened, pending or completed claim, action, suit or proceeding against such person or as to which such person is involved solely as a witness or person required to give evidence, because he or she is our director, officer or employee.
We have entered into indemnification contracts with its directors that provide for the elimination, to the fullest extent permitted by law, of any director’s liability to us or our shareholders for monetary damages for breach of his or her fiduciary duty as a director and will provide the contracting director with certain procedural and substantive rights to indemnification. Such indemnification rights apply to acts or omissions of directors, whether such acts or omissions occurred before or after the effective date of the contract.
In addition, we maintain an insurance policy designed to reimburse us for any payments made by us pursuant to our indemnification obligations. Such policy has coverage of $20 million.

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
(a)     Exhibits

Exhibit
number	Description of exhibit

1.1	Purchase Agreement dated April 7, 2002 among PHI, Inc., the subsidiary guarantors signatory therein and UBS Securities LLC (incorporated by reference to Exhibit No. 10.1 to PHI’s Report on Form 8-K filed April 7, 2006).
3.1	Articles of Incorporation of PHI, Inc. (incorporated by reference to Exhibit No. 3.1(i) to PHI’s Report on Form 10-Q for the quarterly period ended October 31, 1994).
3.2	Articles of Amendment to Articles of Incorporation of PHI, Inc. (incorporated by reference to Exhibit No. 3.1 to PHI’s Report on Form 8-K filed January 3, 2006).

Part II

Exhibit
number		Description of exhibit

3.3		Amended and Restated Bylaws of PHI, Inc. (incorporated by reference to Exhibit No. 3.1(ii) to PHI’s Report on Form 10-Q for the quarterly period ended March 31, 2002).
4.1		Indenture dated April 12, 2006 among PHI, Inc., the subsidiary guarantors signatory therein and The Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit No. 10.2 to PHI’s Report on form 8-K filed April 14, 2006).
4.2		Form of 7.125% Senior Note (contained in the Indenture filed as Exhibit 4.1).
4.3		Registration Rights Agreement dated as of April 12, 2006 between PHI, Inc., the subsidiary guarantors signatory therein and UBS Securities LLC (incorporated by reference to Exhibit No. 10.3 to PHI’s Report on Form 8-K filed April 14, 2006).
4.4		Loan Agreement dated as of April 23, 2002 by and among PHI, Inc., Acadian Composites, LLC, Air Evac Services, Inc., Evangeline Airmotive Inc., and International Helicopter Transport, Inc. and Whitney National Bank (incorporated by reference to Exhibit 10.3 to PHI’s Report on Form 10-Q for the quarterly period ended June 30, 2002).
4.5		1st Amendment to Loan Agreement dated as of April 23, 2002 by and among PHI, Inc. Acadian Composites, LLC, Air Evac Services, Inc., Evangeline Airmotive Inc., and International Helicopter Transport, Inc. and Whitney National Bank (incorporated by reference to Exhibit 10.4 to PHI’s Report on Form 10-Q for the quarterly period ended June 30, 2004).
4.6		Form of Senior Debt Indenture (incorporated by reference to Exhibit 4.5 to PHI’s Registration Statement on Form S-3, filed on March 23, 2005, File No. 333-123528).
4.7		Form of Subordinated Debt Indenture (incorporated by reference to Exhibit 4.6 to PHI’s Registration Statement on Form S-3, filed on March 23, 2005, File No. 333-123528).
5.1*	*	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities being offered (New York law).
5.2*	*	Opinion of Jones, Walker Waechter, Poitevent, Carrère & Denègre L.L.P. as to the legality of the securities being offered (Louisiana law).
5.3*	*	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P. as to the legality of the securities being offered (Florida law).
5.4*		Opinion of Crowley, Haughey, Hanson, Toole & Dietrich P.L.L.P. as to the legality of the securities being offered (Montana law).
10.1		The PHI, Inc. 401(k) Retirement Plan effective July 1, 1989 (incorporated by reference to Exhibit No. 10.4 to PHI’s Report on Form 10-K dated April 30, 1990).
10.2		Amended and Restated PHI, Inc. 1995 Incentive Compensation Plan adopted by PHI’s Board effective July 11, 1995 and approved by the shareholders of PHI on September 22, 1995 (incorporated by reference to Exhibit No. 10.12 to PHI’s Report on Form 10-K dated April 30, 1996).
10.3		Form of Non-Qualified Stock Option Agreement under the PHI, Inc. 1995 Incentive Compensation Plan between PHI and certain of its key employees (incorporated by reference to Exhibit No. 10.13 to PHI’s Report on Form 10-K dated April 30, 1996).
10.4		Supplemental Executive Retirement Plan adopted by PHI’s Board effective September 14, 2000 (incorporated by reference to Exhibit No. 10.23 to PHI’s Report on Form 10-Q dated September 30, 2000).

Part II

Exhibit
number		Description of exhibit

10.5		Amendment to the Supplemental Executive Retirement Plan dated May 24, 2001 (incorporated by reference to Exhibit No. 10.25 to PHI’s Report on Form 10-Q dated June 30, 2001).
10.6		Officer Deferred Compensation Plan adopted by PHI’s Board effective January 1, 2001 (incorporated by reference to Exhibit No. 10.21 to PHI’s Report on Form 10-K dated December 31, 2001).
10.7		Articles of Agreement Between PHI, Inc. & Office & Professional employees International Union and its Local 108 dated June 13, 2001 (incorporated by reference to Exhibit No. 10.24 to PHI’s Report on Form 10-Q dated June 30, 2001).
12.1*	*	Calculation of Ratio of Earnings to Fixed Charges.
21.1		Subsidiaries of PHI, Inc. (incorporated by reference to Exhibit 21 to PHI’s Report on Form 10-K dated December 31, 2005).
23.1*	*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in its opinion filed as Exhibit 5 hereto).
23.2*	*	Consent of Jones, Walker, Poitevent, Carrère & Denègre L.L.P. (included in its opinion filed as Exhibit 5.2 hereto).
23.3*	*	Consent of Jones, Walker, Poitevent, Carrère & Denègre L.L.P. (included in its opinion filed as Exhibit 5.3 hereto).
23.4*		Consent of Crowley, Haughey, Hanson, Toole & Dietrich P.L.L.P. (included in its opinion filed as Exhibit 5.4 hereto).
23.5*	*	Consent of Deloitte & Touche LLP.
24.1*	*	Power of attorney (included on signature pages to the Registration Statement on Form S-1 File No. 333-135674-01, filed with the SEC on July 10, 2006).
25.1*	*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York.
99.1*	*	Form of Letter of Transmittal.
99.2*	*	Form of Notice of Guaranteed Delivery.
99.3*	*	Form of Letter to Brokers.
99.4*	*	Form of Letter to Clients.

*	Filed herewith.

**	Previously filed.
(b)     Financial Statement Schedules
No financial statement schedules are included herein. All other schedules for which provision is made in the applicable accounting regulation of the Commission are not required under the related instructions, are inapplicable, or the information is included in the consolidated financial statements, and have therefore been omitted.
(c)     Reports, Opinions, and Appraisals
None.

Part II

ITEM 22.	UNDERTAKINGS.
(a)     Regulation S-K, Item 512 Undertakings
The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to

Part II

the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
The undersigned registrants hereby undertake to respond to requests for information that is included in the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Signatures
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

PHI, INC.

By:	/s/ Michael J. McCann

Michael J. McCann
Chief Financial Officer, Treasurer & Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date
Signature

** Al A. Gonsoulin	Chairman of the Board, Chief Executive Officer and Director	October 26, 2006

** Lance F. Bospflug	Director	October 26, 2006

** Arthur J. Breault	Director	October 26, 2006

** Thomas H. Murphy	Director	October 26, 2006

** Richard H. Matzke	Director	October 26, 2006

** C. Russel Luigs	Director	October 26, 2006

/s/ Michael J. McCann Michael J. McCann	Chief Financial Officer (Principal Financial and Accounting Officer)	October 26, 2006

By: /s/ Michael J. McCann Michael J. McCann Attorney-in-fact

**	Pursuant to the power of attorney provided on the signature pages to the registration statement on Form S-4 of PHI, Inc. and the Registrant Guarantors filed with the SEC on July 10, 2006.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

INTERNATIONAL HELICOPTER TRANSPORT, INC.

By:	/s/ Michael J. McCann

Michael J. McCann
Vice President
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date
Signature

** Al A. Gonsoulin	Chief Executive Officer and Director (Principal Executive Officer)	October 26, 2006

** Richard A. Rovinelli	Director	October 26, 2006

/s/ Michael J. McCann Michael J. McCann	Vice President and Director (Principal Financial and Accounting Officer)	October 26, 2006

By: /s/ Michael J. McCann Michael J. McCann Attorney-in-fact

**	Pursuant to the power of attorney provided on the signature pages to the registration statement on Form S-4 of PHI, Inc. and the Registrant Guarantors filed with the SEC on July 10, 2006.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

PETROLEUM HELICOPTERS INTERNATIONAL, INC.

By:	/s/ Michael J. McCann

Michael J. McCann
Vice President
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date
Signature

** Al A. Gonsoulin	Chief Executive Officer and Director (Principal Executive Officer)	October 26, 2006

** Richard A. Rovinelli	Director	October 26, 2006

/s/ Michael J. McCann Michael J. McCann	Vice President and Director (Principal Financial and Accounting Officer)	October 26, 2006

By: /s/ Michael J. McCann Michael J. McCann Attorney-in-fact

**	Pursuant to the power of attorney provided on the signature pages to the registration statement on Form S-4 of PHI Inc. and the Registrant Guarantors filed with the SEC on July 10, 2006.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

AIR EVAC SERVICES, INC.

By:	/s/ Michael J. McCann

Michael J. McCann
Vice President
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date
Signature

** Al A. Gonsoulin	Chief Executive Officer and Director (Principal Executive Officer)	October 26, 2006

** Richard A. Rovinelli	Director	October 26, 2006

/s/ Michael J. McCann Michael J. McCann	Vice President and Director (Principal Financial and Accounting Officer)	October 26, 2006

By: /s/ Michael J. McCann Michael J. McCann Attorney-in-fact

**	Pursuant to the power of attorney provided on the signature pages to the registration statement on Form S-4 of PHI Inc. and the Registrant Guarantors filed with the SEC on July 10, 2006.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

HELEX, L.L.C.

By:	/s/ Michael J. McCann

Michael J. McCann
Chief Financial Officer of PHI, Inc.,
the Managing Member

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

PHI AIR MEDICAL, INC.

By:	/s/ Michael J. McCann

Michael J. McCann
Vice President
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Dates
Signature

** Al A. Gonsoulin	Chief Executive Officer and Director (Principal Executive Officer)	October 26, 2006

** Richard A. Rovinelli	Director	October 26, 2006

/s/ Michael J. McCann Michael J. McCann	Vice President and Director (Principal Financial and Accounting Officer)	October 26, 2006

By: /s/ Michael J. McCann Michael J. McCann Attorney-in-fact

**	Pursuant to the power of attorney provided on the signature pages to the registration statement on Form S-4 of PHI Inc. and the Registrant Guarantors filed with the SEC on July 10, 2006.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

PHI TECH SERVICES, INC.

By:	/s/ Michael J. McCann

Michael J. McCann
Vice President
Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date
Signature

** Al A. Gonsoulin	Chief Executive Officer and Director (Principal Executive Officer)	October 26, 2006

** Richard A. Rovinelli	Director	October 26, 2006

** Glendon R. Cornett	Director	October 26, 2006

/s/ Michael J. McCann Michael J. McCann	Vice President (Principal Financial and Accounting Officer)	October 26, 2006

By: /s/ Michael J. McCann Michael J. McCann Attorney-in-fact

**	Pursuant to the power of attorney provided on the signature pages to the registration statement on Form S-4 of PHI Inc. and the Registrant Guarantors filed with the SEC on July 10, 2006.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

HELICOPTER LEASING, L.L.C.

By:	/s/ Michael J. McCann

Michael J. McCann
Chief Financial Officer of PHI, Inc.,
the Managing Member

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

HELICOPTER MANAGEMENT, L.L.C.

By:	/s/ Michael J. McCann

Michael J. McCann
Chief Financial Officer of PHI, Inc.,
the Managing Member

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on October 26, 2006.

SKY LEASING, L.L.C.

By:	/s/ Michael J. McCann

Michael J. McCann
Chief Financial Officer of PHI, Inc.,
the Managing Member

Exhibit index

Exhibit
number		Description of exhibit

1.1		Purchase Agreement dated April 7, 2006 among PHI, Inc., the subsidiary guarantors signatory therein and UBS Securities LLC (incorporated by reference to Exhibit No. 10.1 to PHI’s Report on Form 8-K filed April 7, 2006).
3.1		Articles of Incorporation of PHI, Inc. (incorporated by reference to Exhibit No. 3.1(i) to PHI’s Report on Form 10-Q for the quarterly period ended October 31, 1994).
3.2		Articles of Amendment to Articles of Incorporation of PHI, Inc. (incorporated by reference to Exhibit No. 3.1 to PHI’s Report on Form 8-K filed January 3, 2006).
3.3		Amended and Restated Bylaws of PHI, Inc. (incorporated by reference to Exhibit No. 3.1(ii) to PHI’s Report on Form 10-Q for the quarterly period ended March 31, 2002).
4.1		Indenture dated April 12, 2006 among PHI, Inc., the subsidiary guarantors signatory therein and The Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit No. 10.2 to PHI’s Report on Form 8-K filed April 14, 2006).
4.2		Form of 7.125% Senior Note (contained in the Indenture filed as Exhibit 4.1).
4.3		Registration Rights Agreement dated as of April 12, 2006 between PHI, Inc., the subsidiary guarantors signatory therein and UBS Securities LLC (incorporated by reference to Exhibit No. 10.3 to PHI’s Report on Form 8-K filed April 14, 2006).
4.4		Loan Agreement dated as of April 23, 2002 by and among PHI, Inc., Acadian Composites, LLC, Air Evac Services, Inc., Evangeline Airmotive Inc., and International Helicopter Transport, Inc. and Whitney National Bank (incorporated by reference to Exhibit 10.3 to PHI’s Report on Form 10-Q for the quarterly period ended June 30, 2002).
4.5		1st Amendment to Loan Agreement dated as of April 23, 2002 by and among PHI, Inc. Acadian Composites, LLC, Air Evac Services, Inc., Evangeline Airmotive Inc., and International Helicopter Transport, Inc. and Whitney National Bank (incorporated by reference to Exhibit 10.4 to PHI’s Report on Form 10-Q for the quarterly period ended June 30, 2004).
4.6		Form of Senior Debt Indenture (incorporated by reference to Exhibit 4.5 to PHI’s Registration Statement on Form S-3, filed on March 23, 2005, File No. 333-123528).
4.7		Form of Subordinated Debt Indenture (incorporated by reference to Exhibit 4.6 to PHI’s Registration Statement on Form S-3, filed on March 23, 2005, File No. 333-123528).
5	.1**	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities being offered (New York law).
5	.2**	Opinion of Jones, Walker, Waechter, Poitevent, Carrère and Denègre L.L.P. as to the legality of the securities being offered (Louisiana law).
5	.3**	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P. as to the legality of the securities being offered (Florida law).
5	.4*	Opinion of Crowley, Haughey, Hanson, Toole & Dietrich P.L.L.P. as to the legality of the securities being offered (Montana law).
10.1		The PHI, Inc. 401(k) Retirement Plan effective July 1, 1989 (incorporated by reference to Exhibit No. 10.4 to PHI’s Report on Form 10-K dated April 30, 1990).

Exhibit index

Exhibit
number		Description of exhibit

10.2		Amended and Restated PHI, Inc. 1995 Incentive Compensation Plan adopted by PHI’s Board effective July 11, 1995 and approved by the shareholders of PHI on September 22, 1995 (incorporated by reference to Exhibit No. 10.12 to PHI’s Report on Form 10-K dated April 30, 1996).
10.3		Form of Non-Qualified Stock Option Agreement under the PHI, Inc. 1995 Incentive Compensation Plan between PHI and certain of its key employees (incorporated by reference to Exhibit No. 10.13 to PHI’s Report on Form 10-K dated April 30, 1996).
10.4		Supplemental Executive Retirement Plan adopted by PHI’s Board effective September 14, 2000 (incorporated by reference to Exhibit No. 10.23 to PHI’s Report on Form 10-Q dated September 30, 2000).
10.5		Amendment to the Supplemental Executive Retirement Plan dated May 24, 2001 (incorporated by reference to Exhibit No. 10.25 to PHI’s Report on Form 10-Q dated June 30, 2001).
10.6		Officer Deferred Compensation Plan adopted by PHI’s Board effective January 1, 2001 (incorporated by reference to Exhibit No. 10.21 to PHI’s Report on Form 10-K dated December 31, 2001).
10.7		Articles of Agreement Between PHI, Inc. & Office & Professional employees International Union and its Local 108 dated June 13, 2001 (incorporated by reference to Exhibit No. 10.24 to PHI’s Report on Form 10-Q dated June 30, 2001).
12	.1**	Calculation of Ratio of Earnings to Fixed Charges.
21.1		Subsidiaries of PHI, Inc. (incorporated by reference to Exhibit 21 to PHI’s Report on Form 10-K dated December 31, 2005).
23	.1**	Consent of Akin Gump Strauss Hauer & Feld LLP (included in its opinion filed as Exhibit 5 hereto).
23	.2**	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P. (included in its opinion filed as Exhibit 5.2 hereto).
23	.3**	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P. (included in its opinion filed as Exhibit 5.3 hereto).
23	.4*	Consent of Crowley, Haughey, Hanson, Toole & Dietrich P.L.L.P. (included in its opinion filed as Exhibit 5.4 hereto).
23	.5**	Consent of Deloitte & Touche LLP.
24	.1**	Power of attorney (included on signature pages to the Registration Statement on Form S-4, File No. 333-13567-01, filed with the SEC on July 10, 2006).
25	.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York.
99	.1**	Form of Letter of Transmittal.
99	.2**	Form of Notice of Guaranteed Delivery.
99	.3**	Form of Letter to Brokers.
99	.4**	Form of Letter to Clients.

*	Filed herewith.

**	Previously filed.